Retirement Plan	12 Months Ended
Dec. 31, 2012
Compensation And Retirement Disclosure [Abstract]
Retirement Plan

(14) Retirement Plan

The Company sponsors a qualified 401(k) retirement plan (defined contribution plan) for its employees. The plan, as amended, covers substantially all employees having no less than 60 days of service, who have attained the age of 18, and work at least 1,000 hours per year. Participants may voluntarily contribute to the plan up to the maximum limits established by Internal Revenue Service regulations. In 2012, 2011, and 2010, we provided matching contributions of cash in the amount of 40%, up to the first 6% of each employee’s deferrals. Compensation expense related to this plan totaled $0.8 million, $0.8 million, and $0.7 million for the years ended December 31, 2012, 2011, and 2010, respectively.